SECURITIES AND EXCHANGE COMMISSION
"Washington, D.C.  20549"

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      			10/25/99


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

"(as depositor under the Sale and Servicing Agreement, dated as of"
"April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1," "Home Loan Asset Backed Notes, Series 1999-1)"


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-61785         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
"New York, New York                                       10285   "		10019
(Address of Principal Executive Offices)                        (Zip Code)



"Registrant's telephone number, including area code:      (212) 713-2000"

Item 5. Other Events
 "On behalf of Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset"
	"Backed Notes, Series 1999-1, a Trust created pursuant to the Sale"
	"and Servicing Agreement, dated April 1, 1999, by U.S. Bank"
	"National Association d.b.a. First Bank National Association, as" "Indenture Trustee for the Trust, the Indenture Trustee has caused to be " "filed with the Commission, the monthly report dated"
	10/25/99	.
	The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

	A.     Monthly Report Information
	       See Exhibit No.1
	B.     Have and deficiencies occurred?  NO.
		Date:
		Amount:

	C.     Item 1: Legal Proceedings:  NONE

	D.     Item 2: Changes in Securities:   NONE

	E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

	"F.     Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5"
	       if applicable:  NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

	Exhibit No.   1

	   1.     Monthly Distribution Report

	EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		0


		DISTRIBUTION STATEMENT
Distribution Date:		10/25/99



	Beginning				Ending
	Certificate	Principal	Interest	Total	Certificate
Class	Balance	Distribution	Distribution	Distribution	Balance

A-1	45287965.82	2989874.41	196637.83	3186512.24	42298091.41
A-2	35032000	0	183626.07	183626.07	35032000
A-3	29161000	0	156497.37	156497.37	29161000
A-4	30168000	0	171454.8	171454.8	30168000
A-5	15890000	0	97723.5	97723.5	15890000
M-1	28125000	0	188203.13	188203.13	28125000
M-2	16250000	0	121875	121875	16250000
B-1	19375000	0	145312.5	145312.5	19375000
B-2	16250000	0	121875	121875	16250000
Total	235538965.8	2989874.41	1383205.2	4373079.61	232549091.4


	Payment of Loss	Interest	Allocable
 Reimbursement Carry Forward	Reimbursement	Carry Forward	Loss
Class	Deficiency	Amount	Amount

A-1	NA	0	NA
A-2	NA	0	NA
A-3	NA	0	NA
A-4	NA	0	NA
A-5	NA	0	NA
M-1	0	0	0
M-2	0	0	0
B-1	0	0	0
B-2	0	0	0


	"      AMOUNTS PER $1,000 UNIT"			Ending	Current
	Principal	Interest	Total	Certificate	Pass Through
Class	Distribution  Distribution		Distribution 	Balance	Interest Rate

A-1	50.04057658	3.291064788	53.33164137	707.9296961	0.055825
A-2	0	5.241666762	5.241666762	1000	0.0629
A-3	0	5.366666781	5.366666781	1000	0.0644
A-4	0	5.683333333	5.683333333	1000	0.0682
A-5	0	6.15	6.15	1000	0.0738
M-1	0	6.691666844	6.691666844	1000	0.0803
M-2	0	7.5	7.5	1000	0.09
B-1	0	7.5	7.5	1000	0.09
B-2	0	7.5	7.5	1000	0.09

	             EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		SERIES 1999-1


		Distribution Date:		10/25/99

			Payment Statement
		"Sale and Servicing Agreement Dated February 1, 1998"

i)   Available Collection Amount  					4574817.27
      Available Payment Amount					4373079.61

ii)  Beginning and Ending Class Principal Balances 					See page 1
      Beginning Pool Principal Balance 					239736645.6
      Ending Pool Principal Balance 					237189565


iii)  Class Factors			Class A-1	0.757970273	0.707929696
			Class A-2	1	1
			Class A-3	1	1
			Class A-4	1	1
			Class A-5	1	1
			Class M-1	1	1
			Class M-2	1	1
			Class B-1	1	1
			Class B-2	1	1




iv)  Interest from Mortgagors / Master Servicer					2559186.76
      Interest from Purchased Loans					0
      Interest from Liquidated Mortgage Loans					0



      Principal Collections (Regular Installments)					317845.94
      Principal Collections (Curtailments and Paid in Fulls)					1669625.98
      Substitution Adjustment					0
      Principal from Liquidated Mortgage Loans					7500
      Principal from Purchased Loans					0
					1994971.92


Total Payments					4554158.68

plus: Amts remaining upon termination of Pre Funded Account					0
"plus: Int. Income on Collection, Certificate, & Note Dist. Accts"					20658.59
less:  Trust Fees and Expenses					201737.66
Available Distribution Amount					4373079.61

v)  Optimal Principal Balances:
          Senior 					0
          Class M-1					0
          Class M-2					0
          Class B-1					0

vi) Overcollateralization Deficiency Amount (before distributions)	5104448.755
       Amounts distributed to the Residual Interest					4109546.265




vii)  Master Servicer Fee					7017.87
       Indenture Trustee Fee					1598.24
       Owner Trustee Fee					333.33
          Empire Subservicer Fee					96394.11
	Servicer Fee				96394.11
	Non recoverable advances				0

viii)  Overcollateralization Amount					4640473.56
         Overcollateralization Target Amount					8750019.825
         Net Loan Losses					54770.64
         Cumulative Net Loan Losses					92156.76
         Allocable Loss Amount					0
         Excess Spread					994902.49
				Beginning	Ending
ix)  Weighted Average Maturity of the Home Loans				229	228
weighted avg. Home Loan Int Rate of the Home Loans				0.13463	0.13458

x)  Performance information in Servicer's Monthly Remittance Report
	60 Day Delinquency Amount				3603489.37
	Six-Month Rolling Delinquency Average				2320065.587
	Net Delinquency Calculation Amount				610409.2873

xiii)			              Current
				Aggregate
Combination Loans			Number	Prin Balance
A)Defaulted Home Loans			1	27213.49
B)Liquidated Home Loans			1	27213.49
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0

			                    Cumulative
				Aggregate
Combination Loans			Number	Principal Balance
A)Defaulted Home Loans			3	76161.12
B)Liquidated Home Loans			3	76161.12
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



			                Current
				Aggregate
Debt Consolidation Loans			Number	Prin Balance
A)Defaulted Home Loans			16	510197.03
B)Liquidated Home Loans			16	510197.03
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0
			                    Cumulative
				Aggregate
Debt Consolidation Loans			Number	Principal Balance
A)Defaulted Home Loans			23	726063.95
B)Liquidated Home Loans			23	726063.95
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



xiv)  Delinquency And Foreclosure Information:
			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		82	2386620.35	0.01006208
	60-89 Days Delinquent		46	1363917.28	0.005750326
	90-179 Days Delinquent		47	1439967.96	0.006070958
     180 or more Days Delinquent			0	0	0
   Loans in foreclosure proceedings			0	0	0
	Foreclosed Properties		0	0	0


       Loans in bankruptcy proceedings			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		4	143039.06	0.000603058
	60-89 Days Delinquent		5	149413.24	0.000629932
	90-179 Days Delinquent		22	650190.89	0.002741229
      180 or more Days Delinquent			0	0	0
	Aggregate		31	942643.19

				Current
			Original	Period
	Class A-1 Note Interest Rate		0.05112	0.055825
	One-Month LIBOR		0.04912	0.053825




	SIGNATURES
"        Pursuant to the requirements of the Securities Exchange Act of 1934, "
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/s/	Eve Kaplan
Name:           	Eve Kaplan
Title:             Vice President
U.S. Bank Trust National Association


Dated:  	 10/31/99